EXHIBIT 32.1
UHF INCORPORATED
CERTIFICATE REQUIRED BY 18 U.S.C. ss.1350

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Amendment No. 1 to the Annual Report of UHF Incorporated, (the “Registrant”) on Form 10-KSB/A-1 for the period ended December 31, 2007 (the “Report”), I, Ronald C. Schmeiser, Chief Executive Officer and President of the Company, hereby certify that to my knowledge:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:     September 8, 2008                                           By:           /s/ Ronald C. Schmeiser
Ronald C. Schmeiser
President, Chief Executive
Officer and Chief Financial Officer

16